EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION
                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CFO of Earn-A-Car, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Earn-A-Car, Inc. for the quarter ended November 30, 2012.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Earn-A-Car, Inc. as of November 30, 2012.

This Certification is executed as of January 11, 2013.


                                       /s/ Bruce J. Dunnington
                                       ---------------------------------------
                                       Bruce J. Dunnington,  CFO